SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 29, 2004


                               VECTREN CORPORATION
             (Exact name of registrant as specified in its charter)


 Commission       Registrant, State of Incorporation,          I.R.S Employer
 File No.            Address, and Telephone Number           Identification No.
 ----------       -----------------------------------        ------------------
  1-15467                Vectren Corporation                     35-2086905
                       (An Indiana Corporation)
                        20 N.W. Fourth Street,
                      Evansville, Indiana 47708
                           (812) 491-4000

  1-16739           Vectren Utility Holdings, Inc.               35-2104850
                      (An Indiana Corporation)
                       20 N.W. Fourth Street,
                      Evansville, Indiana 47708
                           (812) 491-4000


            Former name or address, if changed since last report: N/A



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Item 12.  Results of Operations and Financial Condition

The following information regarding an earnings release is furnished to the Securities and Exchange Commission under Item 12.

On July 28, 2004, Vectren Corporation (the Company) released financial information to the investment community regarding the Company's results of operations for the three, six and twelve month periods ended June 30, 2004. The financial information released is included herein as Exhibit 99-1. This information does not include footnote disclosures and should not be considered complete financial statements.

Vectren Corporation is the parent Company of Vectren Utility Holdings, Inc.
(VUHI). VUHI serves as the intermediate holding company of the Company's three operating public utilities.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company is hereby furnishing cautionary statements identifying important factors that could cause actual results of the Company and its subsidiaries, including Vectren Utility Holdings, Inc., to differ materially from those projected in forward-looking statements of the Company and its subsidiaries made by, or on behalf of, the Company and its subsidiaries. These cautionary statements are attached as Exhibit 99-2.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               VECTREN CORPORATION
                               VECTREN UTILITY HOLDINGS, INC.

July 29, 2004


                                            By:  /s/ M. Susan Hardwick
                                            ----------------------------------
                                            M. Susan Hardwick
                                            Vice President and Controller

                                INDEX TO EXHIBITS

The following Exhibits are furnished as part of this Report to the extent described in Item 12:



 Exhibit
 Number                     Description

   99-1         Press Release - Vectren Corporation Reports Second Quarter 2004
                Results

   99-2 Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995